Quarterly Performance Summary
Truist Financial Corporation
First Quarter 2021

Financial Highlights
	Quarter Ended
	March 31		%
(Dollars in millions, except per share data, shares in thousands)	2021	2020	Change
Summary Income Statement
Interest income - taxable equivalent (1)	$3,522	$4,463	(21.1)%
Interest expense	209	776	(73.1)
Net interest income - taxable equivalent	3,313	3,687	(10.1)
Less: Taxable-equivalent adjustment	28	37	(24.3)
Net interest income	3,285	3,650	(10.0)
Provision for credit losses	48	893	(94.6)
Net interest income after provision for credit losses	3,237	2,757	17.4
Noninterest income	2,197	1,961	12.0
Noninterest expense	3,610	3,431	5.2
Income before income taxes	1,824	1,287	41.7
Provision for income taxes	351	224	56.7
Net income	1,473	1,063	38.6
Noncontrolling interests	(4)	3	NM
Net income available to the bank holding company	1,477	1,060	39.3
Preferred stock dividends and other	143	74	93.2
Net income available to common shareholders	1,334	986	35.3
Per Common Share Data
Earnings per share-basic	$0.99	$0.73	35.6%
Earnings per share-diluted	0.98	0.73	34.2
Earnings per share-adjusted diluted (2)	1.18	0.83	42.2
Cash dividends declared	0.450	0.450	—
Common shareholders' equity	45.17	45.49	(0.7)
Tangible common shareholders' equity (2)	25.53	26.00	(1.8)
End of period shares outstanding	1,344,845	1,347,461	(0.2)
Weighted average shares outstanding-basic	1,345,666	1,344,372	0.1
Weighted average shares outstanding-diluted	1,358,932	1,357,545	0.1
Performance Ratios
Return on average assets	1.17%	0.90%
Return on average risk-weighted assets (current period is preliminary)	1.58	1.12
Return on average common shareholders' equity	8.69	6.58
Return on average tangible common shareholders' equity (2)	16.40	13.23
Net interest margin - taxable equivalent	3.01	3.58
Fee income ratio	40.1	34.9
Efficiency ratio-GAAP	65.8	61.1
Efficiency ratio-adjusted (2)	56.9	54.6
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.25%	0.23%
Loans and leases plus foreclosed property	0.42	0.36
Net charge-offs as a percentage of average loans and leases	0.33	0.36
Allowance for loan and lease losses as a percentage of LHFI	1.94	1.63
Ratio of allowance for loan and lease losses to nonperforming LHFI	4.84x	5.04x
Average Balances
Assets	$508,833	$477,550	6.6%
Securities available for sale (3)	122,246	75,701	61.5
Loans and leases	299,541	307,748	(2.7)
Deposits	383,185	334,649	14.5
Common shareholders' equity	62,252	60,224	3.4
Total shareholders' equity	70,047	65,412	7.1
Period-End Balances
Assets	$517,537	$506,229	2.2%
Securities available for sale (3)	123,807	78,398	57.9
Loans and leases	297,179	324,039	(8.3)
Deposits	395,562	350,179	13.0
Common shareholders' equity	60,752	61,295	(0.9)
Total shareholders' equity	67,876	66,061	2.7
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	10.1%	9.3%
Tier 1	12.0	10.5
Total	14.3	12.7
Leverage	9.4	9.0
Supplementary leverage	8.3	7.8
Applicable ratios are annualized.
NM - not meaningful
(1) Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2) Represents a non-GAAP measure. See the calculations and management's reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Average balances reflect AFS securities at amortized cost. Period-end balances reflect AFS securities at fair value.
Truist Financial Corporation 1

Financial Highlights - Five Quarter Trend
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2021	2020	2020	2020	2020
Summary Income Statement
Interest income - taxable equivalent (1)	$3,522	$3,639	$3,652	$3,919	$4,463
Interest expense	209	245	261	440	776
Net interest income - taxable equivalent	3,313	3,394	3,391	3,479	3,687
Less: Taxable-equivalent adjustment	28	28	29	31	37
Net interest income	3,285	3,366	3,362	3,448	3,650
Provision for credit losses	48	177	421	844	893
Net interest income after provision for credit losses	3,237	3,189	2,941	2,604	2,757
Noninterest income	2,197	2,285	2,210	2,423	1,961
Noninterest expense	3,610	3,833	3,755	3,878	3,431
Income before income taxes	1,824	1,641	1,396	1,149	1,287
Provision for income taxes	351	311	255	191	224
Net income	1,473	1,330	1,141	958	1,063
Noncontrolling interests	(4)	1	3	3	3
Net income available to the bank holding company	1,477	1,329	1,138	955	1,060
Preferred stock dividends and other	143	101	70	53	74
Net income available to common shareholders	1,334	1,228	1,068	902	986
Per Common Share Data
Earnings per share-basic	$0.99	$0.91	$0.79	$0.67	$0.73
Earnings per share-diluted	0.98	0.90	0.79	0.67	0.73
Earnings per share-adjusted diluted (2)	1.18	1.18	0.97	0.82	0.83
Cash dividends declared	0.450	0.450	0.450	0.450	0.450
Common shareholders' equity	45.17	46.52	45.86	45.74	45.49
Tangible common shareholders' equity (2)	25.53	26.78	26.63	26.38	26.00
End of period shares outstanding	1,344,845	1,348,961	1,348,118	1,347,609	1,347,461
Weighted average shares outstanding-basic	1,345,666	1,348,493	1,347,916	1,347,512	1,344,372
Weighted average shares outstanding-diluted	1,358,932	1,361,763	1,358,122	1,355,834	1,357,545
Performance Ratios
Return on average assets	1.17%	1.05%	0.91%	0.75%	0.90%
Return on average risk-weighted assets (current quarter is preliminary)	1.58	1.40	1.19	1.00	1.12
Return on average common shareholders' equity	8.69	7.88	6.87	5.90	6.58
Return on average tangible common shareholders' equity (2)	16.40	14.99	13.31	11.83	13.23
Net interest margin - taxable equivalent	3.01	3.08	3.10	3.13	3.58
Fee income ratio	40.1	40.4	39.7	41.3	34.9
Efficiency ratio-GAAP	65.8	67.8	67.4	66.1	61.1
Efficiency ratio-adjusted (2)	56.9	55.9	57.3	55.8	54.6
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.25%	0.27%	0.26%	0.25%	0.23%
Loans and leases plus foreclosed property	0.42	0.46	0.39	0.37	0.36
Net charge-offs as a percentage of average loans and leases	0.33	0.27	0.42	0.39	0.36
Allowance for loan and lease losses as a percentage of LHFI	1.94	1.95	1.91	1.81	1.63
Ratio of allowance for loan and lease losses to nonperforming LHFI	4.84x	4.39x	5.22x	5.24x	5.04x
Average Balances
Assets	$508,833	$503,181	$500,826	$514,720	$477,550
Securities available for sale (3)	122,246	102,053	79,828	75,159	75,701
Loans and leases	299,541	308,188	315,691	326,435	307,748
Deposits	383,185	375,266	372,211	370,818	334,649
Common shareholders' equity	62,252	61,991	61,804	61,484	60,224
Total shareholders' equity	70,047	70,145	69,634	66,863	65,412
Period-End Balances
Assets	$517,537	$509,228	$499,183	$504,336	$506,229
Securities available for sale (3)	123,807	120,788	86,132	77,805	78,398
Loans and leases	297,179	305,793	312,149	321,148	324,039
Deposits	395,562	381,077	370,747	376,235	350,179
Common shareholders' equity	60,752	62,759	61,819	61,634	61,295
Total shareholders' equity	67,876	70,912	69,973	68,883	66,061
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	10.1%	10.0%	10.0%	9.7%	9.3%
Tier 1	12.0	12.1	12.2	11.6	10.5
Total	14.3	14.5	14.6	14.0	12.7
Leverage	9.4	9.6	9.6	9.0	9.0
Supplementary leverage	8.3	8.7	8.9	8.5	7.8
Applicable ratios are annualized.
(1) Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2) Represents a non-GAAP measure. See the calculations and management's reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Average balances reflect AFS securities at amortized cost. Period-end balances reflect AFS securities at fair value.

2 Truist Financial Corporation

Consolidated Statements of Income
	Quarter Ended
	March 31		Change
(Dollars in millions, except per share data, shares in thousands)	2021	2020	$	%
Interest Income
Interest and fees on loans and leases	$3,002	$3,776	$(774)	(20.5)%
Interest on securities	443	494	(51)	(10.3)
Interest on other earning assets	49	156	(107)	(68.6)
Total interest income	3,494	4,426	(932)	(21.1)
Interest Expense
Interest on deposits	47	421	(374)	(88.8)
Interest on long-term debt	148	272	(124)	(45.6)
Interest on other borrowings	14	83	(69)	(83.1)
Total interest expense	209	776	(567)	(73.1)
Net Interest Income	3,285	3,650	(365)	(10.0)
Provision for credit losses	48	893	(845)	(94.6)
Net Interest Income After Provision for Credit Losses	3,237	2,757	480	17.4
Noninterest Income
Insurance income	626	549	77	14.0
Wealth management income	341	332	9	2.7
Service charges on deposits	258	305	(47)	(15.4)
Residential mortgage income	100	245	(145)	(59.2)
Investment banking and trading income	340	118	222	188.1
Card and payment related fees	200	187	13	7.0
Lending related fees	100	67	33	49.3
Operating lease income	68	77	(9)	(11.7)
Commercial real estate related income	43	44	(1)	(2.3)
Income from bank-owned life insurance	50	44	6	13.6
Securities gains (losses)	—	(2)	2	NM
Other income (loss)	71	(5)	76	NM
Total noninterest income	2,197	1,961	236	12.0
Noninterest Expense
Personnel expense	2,142	1,972	170	8.6
Professional fees and outside processing	350	247	103	41.7
Net occupancy expense	209	221	(12)	(5.4)
Software expense	210	210	—	—
Amortization of intangibles	144	165	(21)	(12.7)
Equipment expense	113	116	(3)	(2.6)
Marketing and customer development	66	84	(18)	(21.4)
Operating lease depreciation	50	71	(21)	(29.6)
Loan-related expense	54	62	(8)	(12.9)
Regulatory costs	25	29	(4)	(13.8)
Merger-related and restructuring charges	141	107	34	31.8
Loss (gain) on early extinguishment of debt	(3)	—	(3)	NM
Other expense	109	147	(38)	(25.9)
Total noninterest expense	3,610	3,431	179	5.2
Earnings
Income before income taxes	1,824	1,287	537	41.7
Provision for income taxes	351	224	127	56.7
Net income	1,473	1,063	410	38.6
Noncontrolling interests	(4)	3	(7)	NM
Net income available to the bank holding company	1,477	1,060	417	39.3
Preferred stock dividends and other	143	74	69	93.2
Net income available to common shareholders	$1,334	$986	$348	35.3%
Earnings Per Common Share
Basic	$0.99	$0.73	$0.26	35.6%
Diluted	0.98	0.73	0.25	34.2
Weighted Average Shares Outstanding
Basic	1,345,666	1,344,372	1,294	0.1
Diluted	1,358,932	1,357,545	1,387	0.1
NM - not meaningful

Truist Financial Corporation 3

Consolidated Statements of Income - Five Quarter Trend
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2021	2020	2020	2020	2020
Interest Income
Interest and fees on loans and leases	$3,002	$3,158	$3,174	$3,377	$3,776
Interest on securities	443	408	393	444	494
Interest on other earning assets	49	45	56	67	156
Total interest income	3,494	3,611	3,623	3,888	4,426
Interest Expense
Interest on deposits	47	67	96	201	421
Interest on long-term debt	148	165	152	211	272
Interest on other borrowings	14	13	13	28	83
Total interest expense	209	245	261	440	776
Net Interest Income	3,285	3,366	3,362	3,448	3,650
Provision for credit losses	48	177	421	844	893
Net Interest Income After Provision for Credit Losses	3,237	3,189	2,941	2,604	2,757
Noninterest Income
Insurance income	626	545	518	581	549
Wealth management income	341	332	324	289	332
Service charges on deposits	258	266	247	202	305
Residential mortgage income	100	193	221	341	245
Investment banking and trading income	340	308	244	274	118
Card and payment related fees	200	203	200	171	187
Lending related fees	100	105	77	66	67
Operating lease income	68	77	72	83	77
Commercial real estate related income	43	123	55	49	44
Income from bank-owned life insurance	50	44	46	45	44
Securities gains (losses)	—	—	104	300	(2)
Other income (loss)	71	89	102	22	(5)
Total noninterest income	2,197	2,285	2,210	2,423	1,961
Noninterest Expense
Personnel expense	2,142	2,108	2,058	2,008	1,972
Professional fees and outside processing	350	393	323	289	247
Net occupancy expense	209	207	233	243	221
Software expense	210	215	221	216	210
Amortization of intangibles	144	172	170	178	165
Equipment expense	113	121	127	120	116
Marketing and customer development	66	58	75	56	84
Operating lease depreciation	50	54	56	77	71
Loan-related expense	54	65	59	56	62
Regulatory costs	25	32	34	30	29
Merger-related and restructuring charges	141	308	236	209	107
Loss (gain) on early extinguishment of debt	(3)	—	—	235	—
Other expense	109	100	163	161	147
Total noninterest expense	3,610	3,833	3,755	3,878	3,431
Earnings
Income before income taxes	1,824	1,641	1,396	1,149	1,287
Provision for income taxes	351	311	255	191	224
Net income	1,473	1,330	1,141	958	1,063
Noncontrolling interests	(4)	1	3	3	3
Net income available to the bank holding company	1,477	1,329	1,138	955	1,060
Preferred stock dividends and other	143	101	70	53	74
Net income available to common shareholders	$1,334	$1,228	$1,068	$902	$986
Earnings Per Common Share
Basic	$0.99	$0.91	$0.79	$0.67	$0.73
Diluted	0.98	0.90	0.79	0.67	0.73
Weighted Average Shares Outstanding
Basic	1,345,666	1,348,493	1,347,916	1,347,512	1,344,372
Diluted	1,358,932	1,361,763	1,358,122	1,355,834	1,357,545

4 Truist Financial Corporation

Segment Financial Performance - Preliminary
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2021	2020	2020	2020	2020
Consumer Banking and Wealth
Net interest income (expense)	$1,752	$1,818	$1,856	$1,843	$1,860
Net intersegment interest income (expense)	386	382	344	322	397
Segment net interest income	2,138	2,200	2,200	2,165	2,257
Allocated provision for credit losses	100	116	181	270	437
Noninterest income	921	994	990	1,006	1,066
Noninterest expense	1,910	1,960	1,939	1,988	2,004
Income (loss) before income taxes	1,049	1,118	1,070	913	882
Provision (benefit) for income taxes	246	264	253	216	207
Segment net income (loss)	$803	$854	$817	$697	$675

Corporate and Commercial Banking
Net interest income (expense)	$1,208	$1,271	$1,235	$1,351	$1,534
Net intersegment interest income (expense)	1	11	36	(63)	(211)
Segment net interest income	1,209	1,282	1,271	1,288	1,323
Allocated provision for credit losses	(35)	60	311	534	399
Noninterest income	694	789	609	621	457
Noninterest expense	782	831	843	867	869
Income (loss) before income taxes	1,156	1,180	726	508	512
Provision (benefit) for income taxes	248	258	146	94	91
Segment net income (loss)	$908	$922	$580	$414	$421

Insurance Holdings
Net interest income (expense)	$24	$26	$31	$33	$36
Net intersegment interest income (expense)	(4)	(4)	(7)	(10)	(11)
Segment net interest income	20	22	24	23	25
Allocated provision for credit losses	1	2	—	6	1
Noninterest income	633	562	524	598	557
Noninterest expense	479	451	446	448	440
Income (loss) before income taxes	173	131	102	167	141
Provision (benefit) for income taxes	42	32	25	41	36
Segment net income (loss)	$131	$99	$77	$126	$105

Other, Treasury & Corporate (1)
Net interest income (expense)	$301	$251	$240	$221	$220
Net intersegment interest income (expense)	(383)	(389)	(373)	(249)	(175)
Segment net interest income	(82)	(138)	(133)	(28)	45
Allocated provision for credit losses	(18)	(1)	(71)	34	56
Noninterest income	(51)	(60)	87	198	(119)
Noninterest expense	439	591	527	575	118
Income (loss) before income taxes	(554)	(788)	(502)	(439)	(248)
Provision (benefit) for income taxes	(185)	(243)	(169)	(160)	(110)
Segment net income (loss)	$(369)	$(545)	$(333)	$(279)	$(138)

Total Truist Financial Corporation
Net interest income (expense)	$3,285	$3,366	$3,362	$3,448	$3,650
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	3,285	3,366	3,362	3,448	3,650
Allocated provision for credit losses	48	177	421	844	893
Noninterest income	2,197	2,285	2,210	2,423	1,961
Noninterest expense	3,610	3,833	3,755	3,878	3,431
Income (loss) before income taxes	1,824	1,641	1,396	1,149	1,287
Provision (benefit) for income taxes	351	311	255	191	224
Net income	$1,473	$1,330	$1,141	$958	$1,063
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Truist Financial Corporation 5

Consolidated Ending Balance Sheets - Five Quarter Trend
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2021	2020	2020	2020	2020
Assets
Cash and due from banks	$5,097	$5,029	$4,194	$5,116	$5,312
Interest-bearing deposits with banks	27,035	13,839	32,914	36,081	31,036
Securities borrowed or purchased under resale agreements	1,349	1,745	1,300	1,345	1,796
Trading assets at fair value	5,094	3,872	4,670	3,824	3,863
Securities available for sale at fair value	123,807	120,788	86,132	77,805	78,398
Loans and leases:
Commercial:
Commercial and industrial	135,432	138,354	140,874	147,141	149,161
CRE	25,899	26,595	27,474	27,963	27,532
Commercial construction	6,559	6,491	6,772	6,891	6,630
Lease financing	4,883	5,240	5,493	5,783	5,984
Consumer:
Residential mortgage	44,298	47,272	50,379	51,671	53,096
Residential home equity and direct	25,333	26,064	26,558	26,935	27,629
Indirect auto	26,438	26,150	25,269	24,509	25,146
Indirect other	10,631	11,177	11,527	11,592	10,980
Student	7,478	7,552	7,480	7,484	7,771
Credit card	4,560	4,839	4,801	4,856	5,300
Total loans and leases held for investment	291,511	299,734	306,627	314,825	319,229
Loans held for sale	5,668	6,059	5,522	6,323	4,810
Total loans and leases	297,179	305,793	312,149	321,148	324,039
Allowance for loan and lease losses	(5,662)	(5,835)	(5,863)	(5,702)	(5,211)
Premises and equipment	3,787	3,870	3,968	4,002	3,999
Goodwill	24,356	24,447	23,869	23,882	23,927
Core deposit and other intangible assets	2,825	2,984	2,840	3,016	3,168
Mortgage servicing rights	2,365	2,023	1,991	2,077	2,150
Other assets	30,305	30,673	31,019	31,742	33,752
Total assets	$517,537	$509,228	$499,183	$504,336	$506,229
Liabilities
Deposits:
Noninterest-bearing deposits	$136,555	$127,629	$124,297	$122,694	$97,618
Interest checking	107,082	105,269	98,694	99,005	92,950
Money market and savings	132,733	126,238	121,856	123,974	124,072
Time deposits	19,192	21,941	25,900	30,562	35,539
Foreign office deposits - interest-bearing	—	—	—	—	—
Total deposits	395,562	381,077	370,747	376,235	350,179
Short-term borrowings	5,889	6,092	6,244	5,700	12,696
Long-term debt	37,753	39,597	41,008	42,133	65,662
Other liabilities	10,457	11,550	11,211	11,385	11,631
Total liabilities	449,661	438,316	429,210	435,453	440,168
Shareholders' Equity:
Preferred stock	7,124	8,048	8,048	7,143	4,599
Common stock	6,724	6,745	6,741	6,738	6,737
Additional paid-in capital	35,360	35,843	35,774	35,676	35,584
Retained earnings	20,184	19,455	18,834	18,373	18,076
Accumulated other comprehensive loss	(1,516)	716	470	847	898
Noncontrolling interests	—	105	106	106	167
Total shareholders' equity	67,876	70,912	69,973	68,883	66,061
Total liabilities and shareholders' equity	$517,537	$509,228	$499,183	$504,336	$506,229

6 Truist Financial Corporation

Average Balance Sheets
	Quarter Ended
	March 31		Change
(Dollars in millions)	2021	2020	$	%
Assets
Securities available for sale at amortized cost:
U.S. Treasury	$1,759	$2,274	$(515)	(22.6)%
U.S. government-sponsored entities (GSE)	1,839	1,856	(17)	(0.9)
Mortgage-backed securities issued by GSE	118,171	70,816	47,355	66.9
States and political subdivisions	444	530	(86)	(16.2)
Non-agency mortgage-backed	—	185	(185)	(100.0)
Other	33	40	(7)	(17.5)
Total securities	122,246	75,701	46,545	61.5
Loans and leases:
Commercial:
Commercial and industrial	136,051	131,743	4,308	3.3
CRE	26,211	27,046	(835)	(3.1)
Commercial construction	6,557	6,409	148	2.3
Lease financing	4,975	6,070	(1,095)	(18.0)
Consumer:
Residential mortgage	45,823	52,993	(7,170)	(13.5)
Residential home equity and direct	25,658	27,564	(1,906)	(6.9)
Indirect auto	26,363	24,975	1,388	5.6
Indirect other	10,848	10,950	(102)	(0.9)
Student	7,519	7,787	(268)	(3.4)
Credit card	4,645	5,534	(889)	(16.1)
Total loans and leases held for investment	294,650	301,071	(6,421)	(2.1)
Loans held for sale	4,891	6,677	(1,786)	(26.7)
Total loans and leases	299,541	307,748	(8,207)	(2.7)
Interest earning trading assets	4,742	6,334	(1,592)	(25.1)
Other earning assets	17,417	23,750	(6,333)	(26.7)
Total earning assets	443,946	413,533	30,413	7.4
Nonearning assets	64,887	64,017	870	1.4
Total assets	$508,833	$477,550	$31,283	6.6%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$128,579	$93,135	$35,444	38.1%
Interest checking	104,744	85,008	19,736	23.2
Money market and savings	129,303	120,936	8,367	6.9
Time deposits	20,559	35,570	(15,011)	(42.2)
Total deposits	383,185	334,649	48,536	14.5
Short-term borrowings	6,731	18,900	(12,169)	(64.4)
Long-term debt	37,820	46,547	(8,727)	(18.7)
Other liabilities	11,050	12,042	(992)	(8.2)
Total liabilities	438,786	412,138	26,648	6.5
Shareholders' equity	70,047	65,412	4,635	7.1
Total liabilities and shareholders' equity	$508,833	$477,550	$31,283	6.6%
Average balances exclude basis adjustments for fair value hedges.
NM - not meaningful

Truist Financial Corporation 7

Average Balance Sheets - Five Quarter Trend
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2021	2020	2020	2020	2020
Assets
Securities available for sale at amortized cost:
U.S. Treasury	$1,759	$2,049	$2,218	$2,237	$2,274
U.S. government-sponsored entities (GSE)	1,839	1,841	1,842	1,844	1,856
Mortgage-backed securities issued by GSE	118,171	97,660	75,232	70,374	70,816
States and political subdivisions	444	469	499	505	530
Non-agency mortgage-backed	—	—	—	162	185
Other	33	34	37	37	40
Total securities	122,246	102,053	79,828	75,159	75,701
Loans and leases:
Commercial:
Commercial and industrial	136,051	139,223	143,452	152,991	131,743
CRE	26,211	27,030	27,761	27,804	27,046
Commercial construction	6,557	6,616	6,861	6,748	6,409
Lease financing	4,975	5,401	5,626	5,922	6,070
Consumer:
Residential mortgage	45,823	48,847	51,500	52,380	52,993
Residential home equity and direct	25,658	26,327	26,726	27,199	27,564
Indirect auto	26,363	25,788	24,732	24,721	24,975
Indirect other	10,848	11,291	11,530	11,282	10,950
Student	7,519	7,519	7,446	7,633	7,787
Credit card	4,645	4,818	4,810	4,949	5,534
Total loans and leases held for investment	294,650	302,860	310,444	321,629	301,071
Loans held for sale	4,891	5,328	5,247	4,806	6,677
Total loans and leases	299,541	308,188	315,691	326,435	307,748
Interest earning trading assets	4,742	4,538	4,056	3,700	6,334
Other earning assets	17,417	23,887	35,819	41,531	23,750
Total earning assets	443,946	438,666	435,394	446,825	413,533
Nonearning assets	64,887	64,515	65,432	67,895	64,017
Total assets	$508,833	$503,181	$500,826	$514,720	$477,550
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$128,579	$127,103	$123,966	$113,875	$93,135
Interest checking	104,744	99,866	96,707	97,863	85,008
Money market and savings	129,303	124,692	123,598	126,071	120,936
Time deposits	20,559	23,605	27,940	33,009	35,570
Total deposits	383,185	375,266	372,211	370,818	334,649
Short-term borrowings	6,731	6,493	6,209	8,998	18,900
Long-term debt	37,820	40,284	40,919	55,537	46,547
Other liabilities	11,050	10,993	11,853	12,504	12,042
Total liabilities	438,786	433,036	431,192	447,857	412,138
Shareholders' equity	70,047	70,145	69,634	66,863	65,412
Total liabilities and shareholders' equity	$508,833	$503,181	$500,826	$514,720	$477,550
Average balances exclude basis adjustments for fair value hedges.

8 Truist Financial Corporation

Average Balances and Rates - Quarters
	Quarter Ended
	March 31, 2021			December 31, 2020
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities available for sale at amortized cost:
U.S. Treasury	$1,759	$4	0.89%	$2,049	$9	1.62%
U.S. government-sponsored entities (GSE)	1,839	11	2.33	1,841	11	2.33
Mortgage-backed securities issued by GSE	118,171	426	1.44	97,660	385	1.58
States and political subdivisions	444	4	3.52	469	3	3.52
Other	33	—	1.92	34	—	1.98
Total securities	122,246	445	1.45	102,053	408	1.60
Loans and leases:
Commercial:
Commercial and industrial	136,051	1,040	3.10	139,223	1,091	3.12
CRE	26,211	189	2.90	27,030	197	2.88
Commercial construction	6,557	48	3.04	6,616	51	3.13
Lease financing	4,975	53	4.28	5,401	65	4.82
Consumer:
Residential mortgage	45,823	507	4.42	48,847	542	4.44
Residential home equity and direct	25,658	368	5.81	26,327	388	5.86
Indirect auto	26,363	426	6.56	25,788	416	6.41
Indirect other	10,848	187	6.98	11,291	195	6.87
Student	7,519	73	3.96	7,519	80	4.23
Credit card	4,645	106	9.24	4,818	114	9.35
Total loans and leases held for investment	294,650	2,997	4.11	302,860	3,139	4.13
Loans held for sale	4,891	32	2.59	5,328	47	3.54
Total loans and leases	299,541	3,029	4.09	308,188	3,186	4.12
Interest earning trading assets	4,742	32	2.79	4,538	33	2.89
Other earning assets	17,417	16	0.37	23,887	12	0.20
Total earning assets	443,946	3,522	3.20	438,666	3,639	3.31
Nonearning assets	64,887			64,515
Total assets	$508,833			$503,181
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$104,744	15	0.06	$99,866	17	0.07
Money market and savings	129,303	10	0.03	124,692	10	0.03
Time deposits	20,559	22	0.44	23,605	40	0.66
Total interest-bearing deposits (3)	254,606	47	0.07	248,163	67	0.11
Short-term borrowings	6,731	14	0.82	6,493	13	0.77
Long-term debt	37,820	148	1.57	40,284	165	1.64
Total interest-bearing liabilities	299,157	209	0.28	294,940	245	0.33
Noninterest-bearing deposits (3)	128,579			127,103
Other liabilities	11,050			10,993
Shareholders' equity	70,047			70,145
Total liabilities and shareholders' equity	$508,833			$503,181
Average interest-rate spread			2.92			2.98

Net interest income/ net interest margin		$3,313	3.01%		$3,394	3.08%
Taxable-equivalent adjustment		$28			$28
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs and dividends.
(3) Total deposit costs were 0.05% and 0.07% for the three months ended March 31, 2021 and December 31, 2020, respectively.

Truist Financial Corporation 9

Average Balances and Rates - Quarters
	Quarter Ended
	September 30, 2020			June 30, 2020			March 31, 2020
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities available for sale at amortized cost:
U.S. Treasury	$2,218	$10	1.78%	$2,237	$10	1.88%	$2,274	$11	1.93%
U.S. government-sponsored entities (GSE)	1,842	10	2.33	1,844	12	2.33	1,856	10	2.33
Mortgage-backed securities issued by GSE	75,232	366	1.95	70,374	413	2.35	70,816	461	2.60
States and political subdivisions	499	7	5.03	505	4	3.57	530	5	3.56
Non-agency mortgage-backed	—	—	—	162	7	16.71	185	8	16.72
Other	37	1	1.99	37	—	2.27	40	—	3.01
Total securities	79,828	394	1.97	75,159	446	2.37	75,701	495	2.62
Loans and leases:
Commercial:
Commercial and industrial	143,452	1,087	3.02	152,991	1,204	3.16	131,743	1,419	4.33
CRE	27,761	203	2.88	27,804	227	3.26	27,046	287	4.25
Commercial construction	6,861	55	3.26	6,748	61	3.70	6,409	76	4.87
Lease financing	5,626	52	3.71	5,922	70	4.71	6,070	65	4.27
Consumer:
Residential mortgage	51,500	576	4.47	52,380	608	4.65	52,993	594	4.48
Residential home equity and direct	26,726	394	5.86	27,199	391	5.78	27,564	452	6.60
Indirect auto	24,732	405	6.51	24,721	407	6.63	24,975	428	6.89
Indirect other	11,530	204	7.05	11,282	201	7.18	10,950	201	7.37
Student	7,446	80	4.30	7,633	87	4.55	7,787	104	5.38
Credit card	4,810	109	9.03	4,949	114	9.27	5,534	133	9.68
Total loans and leases held for investment	310,444	3,165	4.06	321,629	3,370	4.21	301,071	3,759	5.02
Loans held for sale	5,247	37	2.78	4,806	36	3.04	6,677	53	3.14
Total loans and leases	315,691	3,202	4.04	326,435	3,406	4.19	307,748	3,812	4.98
Interest earning trading assets	4,056	32	3.23	3,700	39	4.19	6,334	64	4.04
Other earning assets	35,819	24	0.26	41,531	28	0.28	23,750	92	1.55
Total earning assets	435,394	3,652	3.34	446,825	3,919	3.52	413,533	4,463	4.33
Nonearning assets	65,432			67,895			64,017
Total assets	$500,826			$514,720			$477,550
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$96,707	15	0.06	$97,863	55	0.23	$85,008	129	0.61
Money market and savings	123,598	19	0.06	126,071	57	0.18	120,936	178	0.59
Time deposits	27,940	62	0.89	33,009	89	1.09	35,570	114	1.29
Total interest-bearing deposits (3)	248,245	96	0.15	256,943	201	0.32	241,514	421	0.70
Short-term borrowings	6,209	13	0.85	8,998	28	1.24	18,900	83	1.76
Long-term debt	40,919	152	1.48	55,537	211	1.52	46,547	272	2.34
Total interest-bearing liabilities	295,373	261	0.35	321,478	440	0.55	306,961	776	1.02
Noninterest-bearing deposits (3)	123,966			113,875			93,135
Other liabilities	11,853			12,504			12,042
Shareholders' equity	69,634			66,863			65,412
Total liabilities and shareholders' equity	$500,826			$514,720			$477,550
Average interest-rate spread			2.99			2.97			3.31

Net interest income/ net interest margin		$3,391	3.10%		$3,479	3.13%		$3,687	3.58%
Taxable-equivalent adjustment		$29			$31			$37
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs and dividends.
(3) Total deposit costs were 0.10%, 0.22% and 0.51% for the three months ended September 30, 2020, June 30, 2020 and March 31, 2020, respectively.

10 Truist Financial Corporation

Credit Quality
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2021	2020	2020	2020	2020
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$451	$532	$507	$428	$443
CRE	58	75	52	42	18
Commercial construction	13	14	7	13	2
Lease financing	23	28	32	56	27
Consumer:
Residential mortgage	290	316	205	198	248
Residential home equity and direct	172	205	180	192	170
Indirect auto	158	155	137	155	125
Indirect other	6	5	4	3	1
Total nonaccrual loans and leases held for investment	1,171	1,330	1,124	1,087	1,034
Loans held for sale	72	5	130	102	41
Total nonaccrual loans and leases	1,243	1,335	1,254	1,189	1,075
Foreclosed real estate	18	20	30	43	63
Other foreclosed property	38	32	30	20	39
Total nonperforming assets	$1,299	$1,387	$1,314	$1,252	$1,177
Troubled Debt Restructurings (TDRs)
Performing TDRs:
Commercial:
Commercial and industrial	$142	$78	$84	$57	$65
CRE	47	47	36	22	7
Commercial construction	—	—	1	36	36
Lease financing	59	60	1	1	1
Consumer:
Residential mortgage	733	648	640	533	513
Residential home equity and direct	109	88	71	71	66
Indirect auto	399	392	336	342	350
Indirect other	7	6	5	4	5
Student	8	5	5	4	1
Credit card	35	37	38	37	35
Total performing TDRs	1,539	1,361	1,217	1,107	1,079
Nonperforming TDRs	207	164	140	111	121
Total TDRs	$1,746	$1,525	$1,357	$1,218	$1,200
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$14	$13	$6	$9	$5
CRE	—	—	8	3	1
Lease financing	—	—	—	1	—
Consumer:
Residential mortgage	975	841	573	521	610
Residential home equity and direct	11	10	5	9	10
Indirect auto	2	2	8	10	11
Indirect other	1	2	3	3	2
Student	1,037	1,111	570	478	1,068
Credit card	32	29	24	38	41
Total loans 90 days past due and still accruing	$2,072	$2,008	$1,197	$1,072	$1,748
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$117	$83	$155	$282	$262
CRE	9	14	7	6	8
Commercial construction	4	5	—	1	16
Lease financing	35	6	9	10	8
Consumer:
Residential mortgage	577	782	796	703	679
Residential home equity and direct	82	98	103	108	156
Indirect auto	328	495	321	265	521
Indirect other	45	68	52	50	74
Student	556	618	666	442	593
Credit card	35	51	39	34	57
Total loans 30-89 days past due	$1,788	$2,220	$2,148	$1,901	$2,374

Truist Financial Corporation 11

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2021	2020	2020	2020	2020
Allowance for Credit Losses
Beginning balance	$6,199	$6,229	$6,133	$5,611	$1,889
CECL adoption - impact to retained earnings before tax	—	—	—	—	2,762
CECL adoption - reserves on PCD assets	—	—	—	—	378
Provision for credit losses	48	177	421	844	893
Charge-offs:
Commercial:
Commercial and industrial	(73)	(84)	(112)	(123)	(39)
CRE	(4)	(19)	(44)	(14)	(1)
Commercial construction	(2)	(8)	(19)	—	(3)
Lease financing	(6)	(4)	(44)	(4)	(2)
Consumer:
Residential mortgage	(11)	(6)	(4)	(35)	(11)
Residential home equity and direct	(55)	(46)	(52)	(65)	(68)
Indirect auto	(105)	(84)	(72)	(80)	(142)
Indirect other	(17)	(14)	(8)	(20)	(18)
Student	(3)	(3)	(6)	(6)	(8)
Credit card	(40)	(35)	(44)	(50)	(53)
Total charge-offs	(316)	(303)	(405)	(397)	(345)
Recoveries:
Commercial:
Commercial and industrial	19	34	20	21	17
CRE	1	1	—	4	—
Commercial construction	1	1	2	7	1
Lease financing	—	—	4	—	—
Consumer:
Residential mortgage	2	3	3	2	2
Residential home equity and direct	18	20	16	15	15
Indirect auto	22	24	22	18	23
Indirect other	6	5	4	7	7
Student	—	—	—	1	—
Credit card	9	10	8	6	8
Total recoveries	78	98	79	81	73
Net charge-offs	(238)	(205)	(326)	(316)	(272)
Other	2	(2)	1	(6)	(39)
Ending balance	$6,011	$6,199	$6,229	$6,133	$5,611
Allowance for Credit Losses:
Allowance for loan and lease losses (excluding PCD loans)	$5,506	$5,668	$5,675	$5,408	$4,880
Allowance for PCD loans	156	167	188	294	331
Reserve for unfunded lending commitments (RUFC)	349	364	366	431	400
Total	$6,011	$6,199	$6,229	$6,133	$5,611

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2021	2020	2020	2020	2020
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.61%	0.74%	0.70%	0.60%	0.74%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.71	0.67	0.39	0.34	0.55
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.40	0.44	0.37	0.35	0.32
Nonperforming loans and leases as a percentage of loans and leases (1)	0.42	0.44	0.40	0.37	0.33
Nonperforming assets as a percentage of:
Total assets (1)	0.25	0.27	0.26	0.25	0.23
Loans and leases plus foreclosed property	0.42	0.46	0.39	0.37	0.36
Net charge-offs as a percentage of average loans and leases (2)	0.33	0.27	0.42	0.39	0.36
Allowance for loan and lease losses as a percentage of loans and leases	1.94	1.95	1.91	1.81	1.63
Ratio of allowance for loan and lease losses to:
Net charge-offs	5.87X	7.15X	4.52X	4.49X	4.76X
Nonperforming loans and leases	4.84X	4.39X	5.22X	5.24X	5.04X
Asset Quality Ratios (Excluding PPP and other Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.04%	0.03%	0.04%	0.04%
Applicable ratios are annualized.
(1)Includes loans held for sale.
(2) The third quarter of 2020 includes $97 million of charge-offs on PCD assets directly related to the implementation of CECL.

12 Truist Financial Corporation

	March 31, 2021
			Past Due 30-89		Past Due 90+
(Dollars in millions)	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$142	100.0%	$—	—%	$—	—%	$142
CRE	47	100.0	—	—	—	—	47
Lease financing	59	100.0	—	—	—	—	59
Consumer:
Residential mortgage	480	65.5	91	12.4	162	22.1	733
Residential home equity and direct	104	95.4	5	4.6	—	—	109
Indirect auto	357	89.5	42	10.5	—	—	399
Indirect other	7	100.0	—	—	—	—	7
Student	8	100.0	—	—	—	—	8
Credit card	32	91.4	2	5.7	1	2.9	35
Total performing TDRs (1)	1,236	80.3	140	9.1	163	10.6	1,539
Nonperforming TDRs (2)	105	50.7	24	11.6	78	37.7	207
Total TDRs (1)(2)	$1,341	76.8%	$164	9.4%	$241	13.8%	$1,746
(1)Past due performing TDRs are included in past due disclosures.
(2)Nonperforming TDRs are included in nonaccrual loan disclosures.

			Quarter Ended
			March 31	Dec. 31	Sept. 30	June 30	March 31
			2021	2020	2020	2020	2020
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.16%	0.15%	0.25%	0.27%	0.07%
CRE			0.04	0.27	0.63	0.15	0.01
Commercial construction			0.08	0.39	1.02	(0.43)	0.13
Lease financing			0.44	0.20	2.92	0.33	0.08
Consumer:
Residential mortgage			0.08	0.03	0.01	0.25	0.07
Residential home equity and direct			0.58	0.39	0.53	0.73	0.78
Indirect auto			1.28	0.92	0.76	1.03	1.89
Indirect other			0.39	0.31	0.21	0.41	0.47
Student			0.16	0.17	0.28	0.31	0.38
Credit card			2.74	2.11	3.00	3.50	3.30
Total loans and leases			0.33	0.27	0.42	0.39	0.36
Applicable ratios are annualized.

Credit Quality - Allowance with Fair Value Marks

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2021	2020	2020	2020	2020
ALLL	$5,662	$5,835	$5,863	$5,702	$5,211
Unamortized fair value mark (1)	2,067	2,395	2,676	3,077	3,539
Allowance plus unamortized fair value mark	$7,729	$8,230	$8,539	$8,779	$8,750

Loans and leases held for investment	$291,511	$299,734	$306,627	$314,825	$319,229
Unamortized fair value mark (1)	2,067	2,395	2,676	3,077	3,539
Gross loans and leases	$293,578	$302,129	$309,303	$317,902	$322,768

Allowance for loan and lease losses as a percentage of loans and leases - GAAP	1.94%	1.95%	1.91%	1.81%	1.63%
Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases - Adjusted (1) (2)	2.63	2.72	2.76	2.76	2.71
(1)Unamortized fair value mark includes credit, interest rate and liquidity components.
(2)Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases is a non-GAAP measurement of credit reserves that is calculated by adjusting the ALLL and loans and leases held for investment by the unamortized fair value mark. Truist's management uses these measures to assess loss absorption capacity.
Truist Financial Corporation 13

Rollforward of Intangible Assets and Selected Fair Value Marks (1)
	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2021	2020	2020	2020	2020
Loans and Leases (2)
Beginning balance unamortized fair value mark	$(2,395)	$(2,676)	$(3,077)	$(3,539)	$(4,564)
Accretion	316	356	367	440	454
CECL adoption - reserves on PCD assets	—	—	—	—	378
Purchase accounting adjustments and other activity	12	(75)	34	22	193
Ending balance	$(2,067)	$(2,395)	$(2,676)	$(3,077)	$(3,539)
Core deposit and other intangible assets
Beginning balance	$2,984	$2,840	$3,016	$3,168	$3,142
Additions - acquisitions	14	320	—	—	31
Amortization of intangibles	(144)	(172)	(170)	(178)	(165)
Amortization in net occupancy expense	(3)	(4)	(6)	(6)	(5)
Purchase accounting adjustments and other activity	(26)	—	—	32	165
Ending balance	$2,825	$2,984	$2,840	$3,016	$3,168
Deposits (3)
Beginning balance unamortized fair value mark	$(19)	$(26)	$(37)	$(54)	$(76)
Amortization	4	7	11	17	22
Ending balance	$(15)	$(19)	$(26)	$(37)	$(54)
Long-Term Debt (3)
Beginning balance unamortized fair value mark	$(216)	$(238)	$(262)	$(285)	$(312)
Amortization	20	22	24	23	27
Ending balance	$(196)	$(216)	$(238)	$(262)	$(285)
(1)Includes the merger with SunTrust. This summary includes only selected information and does not represent all purchase accounting adjustments.
(2)Purchase accounting marks on loans and leases includes credit, interest and liquidity components, and are generally recognized using the level-yield or straight-line method over the remaining life of the individual loans or recognized in full in the event of prepayment.
(3)Purchase accounting marks on liabilities represents interest rate marks on time deposits and long-term debt and are recognized using the level-yield method over the term of the liability.

Capital Information - Five Quarter Trend
	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2021	2020	2020	2020	2020
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$38,267	$37,869	$37,879	$37,107	$36,396
Tier 1	45,388	45,915	45,925	44,248	40,993
Total	54,246	55,011	55,030	53,436	49,395
Risk-weighted assets	378,522	379,153	377,420	382,826	390,348
Average quarterly assets for leverage ratio	484,961	478,608	476,868	490,203	454,381
Average quarterly assets for supplementary leverage ratio	546,517	530,716	513,230	518,010	525,703
Risk-based capital ratios:
Common equity tier 1	10.1%	10.0%	10.0%	9.7%	9.3%
Tier 1	12.0	12.1	12.2	11.6	10.5
Total	14.3	14.5	14.6	14.0	12.7
Leverage capital ratio	9.4	9.6	9.6	9.0	9.0
Supplementary leverage	8.3	8.7	8.9	8.5	7.8
Equity as a percentage of total assets	13.1	13.9	14.0	13.7	13.0
Common equity per common share	$45.17	$46.52	$45.86	$45.74	$45.49

	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2021	2020	2020	2020	2020
Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$67,876	$70,912	$69,973	$68,883	$66,061
Less:
Preferred stock	7,124	8,048	8,048	7,143	4,599
Noncontrolling interests	—	105	106	106	167
Intangible assets, net of deferred taxes	26,413	26,629	25,923	26,083	26,263
Tangible common equity	$34,339	$36,130	$35,896	$35,551	$35,032

Outstanding shares at end of period (in thousands)	1,344,845	1,348,961	1,348,118	1,347,609	1,347,461
Tangible Common Equity Per Common Share	$25.53	$26.78	$26.63	$26.38	$26.00
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist's management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.
14 Truist Financial Corporation

Selected Mortgage Banking Information & Additional Information
	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data)	2021	2020	2020	2020	2020
Residential Mortgage Income
Residential mortgage production revenue	$140	$229	$339	$344	$206
Residential mortgage servicing revenue	141	150	152	159	169
Realization of expected residential MSR cash flows	(208)	(209)	(212)	(176)	(122)
Residential mortgage income before MSR valuation	73	170	279	327	253
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	360	62	(54)	(28)	(503)
MSRs hedge gains (losses)	(333)	(39)	(4)	42	495
Net MSRs valuation	27	23	(58)	14	(8)
Total residential mortgage income	$100	$193	$221	$341	$245
Commercial Real Estate Related Income
Commercial mortgage production revenue	$40	$117	$49	$42	$36
Commercial mortgage servicing revenue	17	16	16	18	19
Realization of expected commercial MSR cash flows	(15)	(11)	(10)	(8)	(11)
Commercial real estate related income before MSR valuation	42	122	55	52	44
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	13	3	1	(6)	(20)
MSRs hedge gains (losses)	(12)	(2)	(1)	3	20
Net MSRs valuation	1	1	—	(3)	—
Commercial real estate related income	$43	$123	$55	$49	$44
Other Mortgage Banking Information
Residential mortgage loan originations	$13,075	$13,235	$15,346	$14,631	$11,708
Residential mortgage servicing portfolio (1):
Loans serviced for others	179,836	188,341	198,881	209,070	219,979
Bank-owned loans serviced	48,800	50,693	54,587	56,365	56,325
Total servicing portfolio	228,636	239,034	253,468	265,435	276,304
Weighted-average coupon rate on mortgage loans serviced for others	3.76%	3.84%	3.92%	3.98%	4.02%
Weighted-average servicing fee on mortgage loans serviced for others	0.314	0.317	0.317	0.315	0.313

Additional Information
Fair value of derivatives, net	2,222	3,282	3,646	3,766	3,276
Common stock prices:
High	61.26	49.72	42.04	46.53	56.68
Low	46.71	37.86	33.47	26.41	24.01
End of period	58.32	47.93	38.05	37.55	30.84
Banking offices	2,556	2,781	2,884	2,916	2,957
ATMs	3,807	4,082	4,237	4,354	4,408
FTEs (2)	53,207	53,693	55,000	55,769	56,504
(1)Amounts reported are unpaid principal balance.
(2)FTEs represents an average for the quarter.
Truist Financial Corporation 15

Selected Items (1)
	Favorable (Unfavorable)
(Dollars in millions)		After-Tax at
Description	Pre-Tax	Marginal Rate
Selected Items
First Quarter 2021
Incremental operating expenses related to the merger ($120 professional fees and outside processing, $42 personnel expense, and $13 other)	$(175)	$(134)
Acceleration for cash flow hedge unwind	(36)	(28)

Fourth Quarter 2020
Incremental operating expenses related to the merger ($124 million in professional fees and outside processing, $47 million in personnel expense, and $8 million in other expense)	$(179)	$(138)

Third Quarter 2020
Incremental operating expenses related to the merger ($99 million in professional fees and outside processing, $48 million in personnel expense, and $5 million in other expense)	$(152)	$(115)
Charitable contribution	(50)	(38)

Second Quarter 2020
Incremental operating expenses related to the merger ($64 million in professional fees and outside processing, $49 million in personnel expense, and $16 million in other expense)	$(129)	$(99)

First Quarter 2020
Incremental operating expenses related to the merger ($44 million in personnel expense, $20 million in professional fees and outside processing, and $10 million in other expense)	$(74)	$(57)
(1)Includes costs not classified as merger-related and restructuring charges that are excluded from adjusted disclosures.

Non-GAAP Reconciliations
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2021	2020	2020	2020	2020
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$3,610	$3,833	$3,755	$3,878	$3,431
Merger-related and restructuring charges, net	(141)	(308)	(236)	(209)	(107)
Gain (loss) on early extinguishment of debt	3	—	—	(235)	—
Incremental operating expense related to the merger	(175)	(179)	(152)	(129)	(74)
Amortization of intangibles	(144)	(172)	(170)	(178)	(165)
Charitable contribution	—	—	(50)	—	—
Acceleration for cash flow hedge unwind	(36)	—	—	—	—
Efficiency Ratio Numerator - Adjusted	$3,117	$3,174	$3,147	$3,127	$3,085

Efficiency Ratio Denominator - Revenue (2) - GAAP	$5,482	$5,651	$5,572	$5,871	$5,611
Taxable equivalent adjustment	28	28	29	31	37
Securities (gains) losses	—	—	(104)	(300)	2
Gains on divestiture of certain businesses	(37)	—	—	—	—
Efficiency Ratio Denominator - Adjusted	$5,473	$5,679	$5,497	$5,602	$5,650

Efficiency Ratio - GAAP	65.8%	67.8%	67.4%	66.1%	61.1%
Efficiency Ratio - Adjusted	56.9	55.9	57.3	55.8	54.6
(1)The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Revenue is defined as net interest income plus noninterest income.
16 Truist Financial Corporation

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2021	2020	2020	2020	2020
Return on Average Tangible Common Shareholders' Equity (1)
Net income available to common shareholders	$1,334	$1,228	$1,068	$902	$986
Plus: Amortization of intangibles, net of tax	111	131	130	137	126
Tangible net income available to common shareholders	$1,445	$1,359	$1,198	$1,039	$1,112

Average common shareholders' equity	$62,252	$61,991	$61,804	$61,484	$60,224
Less: Average intangible assets, net of deferred taxes	26,535	25,930	25,971	26,161	26,429
Average tangible common shareholders' equity	$35,717	$36,061	$35,833	$35,323	$33,795

Return on average common shareholders' equity	8.69%	7.88%	6.87%	5.90%	6.58%
Return on average tangible common shareholders' equity	16.40	14.99	13.31	11.83	13.23
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist's management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data)	2021	2020	2020	2020	2020
Diluted EPS (1)
Net income available to common shareholders - GAAP	$1,334	$1,228	$1,068	$902	$986
Merger-related and restructuring charges	108	237	181	160	82
Securities (gains) losses	—	—	(80)	(230)	2
Loss (gain) on early extinguishment of debt	(2)	—	—	180	—
Incremental operating expenses related to the merger	134	138	115	99	57
Charitable contribution	—	—	38	—	—
Acceleration for cash flow hedge unwind	28	—	—	—	—
Net income available to common shareholders - adjusted	$1,602	$1,603	$1,322	$1,111	$1,127

Weighted average shares outstanding - diluted	1,358,932	1,361,763	1,358,122	1,355,834	1,357,545

Diluted EPS - GAAP	$0.98	$0.90	$0.79	$0.67	$0.73
Diluted EPS - adjusted	1.18	1.18	0.97	0.82	0.83
(1)The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.
Truist Financial Corporation 17